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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of Alliance Resource Partners, L.P. on Form S-8 of our report dated January 24, 2001, appearing in the Annual Report on Form 10-K as amended on Form 10-K/A, of Alliance Resource Partners, L.P. for the year ended
December 31, 2000.

/s/ DELOITTE & TOUCHE LLP

Tulsa, Oklahoma
March 29, 2002